UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2013

NanoFlex Power Corporation
(Exact name of registrant as specified in its charter)

Florida	333-187308	46-1904002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17207 N Perimeter Dr., Suite 210
Scottsdale, AZ 85255
 (Address of Principal Executive Offices)

 (former name or former address, if changed since last report)

Registrant’s telephone number, including area code: 480-585-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 20, 2013, NanoFlex Power Corporation (the “Company”), Global Photonic Energy Corporation, its wholly-owned subsidiary (“GPEC”), and University of Southern California (“USC”) entered into a University of Southern California Research Agreement (the “2013 Research Agreement”), pursuant to which the Company renews and extends its on-going research project at USC as well as University of Michigan (“Michigan”) during the period from February 1, 2014 through January 31, 2021. GPEC, which was the party to the previously entered sponsor research agreements with USC and Michigan in 1998, 2006 and 2009, as amended, assigned to the Company all the rights and obligations under the 2013 Research Agreement. Under the 2013 Research Agreement, the Company is required to make a deposit of $550,000 (the “Deposit”) before the commencement of any research thereunder.  This deposit is to be used by USC to pay for research costs and expenses as it incurs, including payments to Michigan, during any billing quarter. When the Company pays the related quarterly billing, the funds go to replenish the Deposit back to the full amount of $550,000, which is to continue until the end of the 2013 Research Agreement.

In connection with the 2013 Research Agreement and also on December 20, 2013, the Company, GPEC, USC, Michigan and University of Princeton (“Princeton”) entered into a Third Amendment to the Amended License Agreement (the “License Agreement Amendment”) to renew and extend the existing License Agreement as amended in 2006. Under the License Agreement Amendment, GPEC assigned and the Company assumes all rights and obligations under the License Agreement. In addition, the minimum royalty section was amended to eliminate the accrual of any such royalties until 2014. Furthermore, the amounts of the non-refundable minimum royalties, which would be applicable starting in 2014, were adjusted to be lower than the amounts in the previous License Agreement.

The foregoing description of the terms of the 2013 Research Agreement and the License Agreement Amendment is qualified in its entirety by reference to the provisions of the University of Sothern California Research Agreement, dated December 20, 2013 and the Third Amendment to the Amended License Agreement, dated December 20, 2013, which are included as Exhibit 10.1 and Exhibit 10.2 to this Current Report and are incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	The University of Southern California Research Agreement, dated December 20, 2013.*

10.2	Third Amendment to the Amended License Agreement, dated December 20, 2013.

* Portions of such exhibit have been omitted pursuant to a request for confidential treatment submitted to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoFlex Power Corporation

Date: January 16, 2014	By:	/s/ Robert J. Fasnacht
Name: Robert J. Fasnacht
Title: President and COO

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